U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2015

EAGLE FORD OIL & GAS CORP.

(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA

(State or other Jurisdiction as Specified in Charter)

000-51656	75-2990007
(Commission file number)	(I.R.S. Employer Identification No.)

2951 Marina Bay Drive

Suite 130 - 360

League City, Texas 77573

(Address of Principal Executive Offices)

281-383-9648

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 7, 2015, Eagle Ford Oil & Gas Corp.(“ECCE”), a Nevada corporation entered into an agreement with Global Smart Capital Inc (“GSC”), a Bermuda Corporation which will result in a merger and acquisition of assets. Details of the transaction will be supplied as available. The transaction is to be closed on or before April 30, 2015.

9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

     To be filed by amendment.

(b) Pro forma Financial Information.

     To be filed by amendment

(c) Shell Company Transaction.

     Not applicable

(d) Exhibits

To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eagle Ford Oil & Gas Corp

Date: April 14, 2015	By:/s/ Johannes Petrus Roux
Johannes Petrus Roux
Chairman and Director